                                                                   Exhibit H(9)

                         MAY 2003 AMENDMENT AND CONSENT

          MAY 2003 AMENDMENT AND CONSENT (this "May 2003 Amendment"), dated as of May 2, 2003, among the separate mutual fund portfolios party to the hereinafter defined Credit Agreement (the "Borrowers"), the Additional Borrower as hereinafter defined, the lending institutions from time to time party to the Credit Agreement (the "Banks"), Mellon Bank N.A. and Citibank N.A., as Co-Syndication Agents, Danske Bank A/S, as Co-Agent, BNP Paribas, as Documentation Agent, State Street Bank and Trust Company, as Operations Agent, and Deutsche Bank AG New York Branch, as Administrative Agent (the Administrative Agent collectively with the Operations Agent, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                                   WITNESSETH:

          WHEREAS, the Borrowers, the Banks, the Co-Syndication Agents, the Co-Agent, the Documentation Agent, and the Agents are parties to a Credit Agreement, dated as of March 11, 1999 (as amended, modified or supplemented to date, the "Credit Agreement"); and

          WHEREAS, pursuant to Section 1.14 of the Credit Agreement, the Investment Adviser has requested the consent of the Banks to the addition of Dryden Ultra Short Bond Fund, a series of Prudential Short-Term Bond Fund, Inc. (the "Additional Borrower") as a Borrower under the Credit Agreement, and the Banks party hereto are willing to grant such consent on the terms and subject to the conditions set forth herein; and

          WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to otherwise amend the Credit Agreement as herein provided.

          NOW, THEREFORE, it is agreed:

I. Consent Under the Credit Agreement for Inclusion of the Additional Borrower and Update of the Schedule of Borrowers.

     1. The Additional Borrower (a) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into this May 2003 Amendment and to become a Borrower under the Credit Agreement and (b) confirms that it is eligible to be an Additional Borrower under Section 1.14 of the Credit Agreement.

     2. In accordance with Section 1.14 of the Credit Agreement, on and as of the May 2003 Amendment Effective Date (as hereinafter defined), the Additional Borrower shall become a "Borrower" under, and for all purposes of, the Credit Agreement and the other Credit Documents, and the Additional Borrower hereby agrees that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Borrower.

     3. On the May 2003 Amendment Effective Date, the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and replacing it with
Schedule I attached hereto.

II.  Amendments to the Credit Agreement.

     1. Section 10.01 of the Credit Agreement is hereby amended by deleting the definition of "Expiry Date" appearing therein in its entirety and inserting the following definition in lieu thereof:

          "Expiry Date" shall mean April 30, 2004, or such later date to which the same may be extended from time to time in accordance with the provisions of
Section 1.13 of this Agreement.

     2. On the May 2003 Amendment Effective Date, the Credit Agreement shall be amended by deleting Schedule I attached thereto in its entirety and replacing it with Schedule I attached hereto.

     3. On the May 2003 Amendment Effective Date, the Credit Agreement shall be amended by deleting Schedule II attached thereto in its entirety and replacing it with Schedule II attached hereto.

III. Miscellaneous.

     1. In order to induce the Banks and the Agents to enter into this May 2003 Amendment, each of the Borrowers (including the Additional Borrower) hereby represents and warrants as to itself that (i) all of the representations, warranties and agreements contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the May 2003 Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the May 2003 Amendment Effective Date, in each case both before and after giving effect to this May 2003 Amendment.

     2. This May 2003 Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks or the Agents, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein. On and after the May 2003 Amendment Effective Date, all references to the Credit Agreement in any Credit Document shall be deemed to be references to the Credit Agreement as amended hereby.

     3. This May 2003 Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agents.

     4. This May 2003 Amendment shall become effective on the date (the "May 2003 Amendment Effective Date") when the Borrowers and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Scott Waldbaum: Facsimile No.: (212)354-8113.

                                     * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this May 2003 Amendment to be duly executed and delivered on its behalf of as of the date first above written.

                                        AUTHORIZED OFFICER, on behalf
                                           of each Borrower


                                        By: /s/ Grace Torres
                                            ------------------------------------
                                            Name:
                                            Title: Treasurer


                                        AUTHORIZED OFFICER, on behalf of each
                                           Additional Borrower


                                        By: /s/ Grace Torres
                                            ------------------------------------
                                            Name:
                                            Title: Treasurer

                                        DEUTSCHE BANK AG NEW YORK BRANCH, as
                                           Administrative Agent


                                        By: /s/ Kathleen Bowers
                                            ------------------------------------
                                            Name: Kathleen Bowers
                                            Title: Director


                                        By: /s/ Nicolas Rueda
                                            ------------------------------------
                                            Name: Nicolas Rueda
                                            Title: Associate


                                        DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN
                                           ISLANDS BRANCHES


                                        By: /s/ Kathleen Bowers
                                            ------------------------------------
                                            Name: Kathleen Bowers
                                            Title: Director


                                        By: /s/ Nicolas Rueda
                                            ------------------------------------
                                            Name: Nicolas Rueda
                                            Title: Associate

                                        STATE STREET BANK AND TRUST COMPANY,
                                           Individually and as Operations Agent


                                        By: /s/ ANNE MARIE GUALTIERI
                                            ------------------------------------
                                            Name: ANNE MARIE GUALTIERI
                                            Title: VICE PRESIDENT

                                        CITIBANK, N.A., Individually and as
                                           Co-Syndication Agent


                                        By: /s/ DAVID A. DODGE
                                            ------------------------------------
                                            Name: DAVID A. DODGE
                                            Title: Managing Director

                                        MELLON BANK N.A., Individually and as
                                           Co-Syndication Agent


                                        By: /s/ Maria E. Totin
                                            ------------------------------------
                                            Name: Maria E. Totin
                                            Title: Assistant Vice President

                                        BNP Paribas, Individually and as
                                        Documentation Agent


                                        By: /s/ MARGUERITE L. LEBON
                                            ------------------------------------
                                            Name: MARGUERITE L. LEBON
                                            Title: Vice President


                                        By: /s/ Barry K. Chung
                                            ------------------------------------
                                            Name: Barry K. Chung
                                            Title: VP

                                        DANSKE BANK A/S, Individually and as
                                           Co-Agent


                                        By: /s/ George Neofitidis
                                            ------------------------------------
                                            Name: George Neofitidis
                                            Title: VICE PRESIDENT


                                        By: /s/ John A. O'Neill
                                            ------------------------------------
                                            Name: John A. O'Neill
                                            Title: ASSISTANT GENERAL MANAGER

                                        FLEET NATIONAL BANK


                                        By: /s/ Scott F. Davis
                                            ------------------------------------
                                            Name: Scott F. Davis
                                            Title: Sr. Associate

                                        JPMORGAN CHASE BANK


                                        By: /s/ ROBERT BOTTAMEDI
                                            ------------------------------------
                                            Name: ROBERT BOTTAMEDI
                                            Title: VICE PRESIDENT
                                                   JPMORGAN CHASE BANK

                                        THE BANK OF NEW YORK


                                        By: /s/ Joanne Carey
                                            ------------------------------------
                                            Name:
                                            Title: Asst. Vice President

                                                                      SCHEDULE I

                                    BORROWERS

1.   California Income Series, a series of Prudential California Municipal Fund
2.   California Series, a series of Prudential California Municipal Fund
3.   Conservative Balanced Portfolio, a series of The Prudential Series Fund,
     Inc.
4.   Diversified Bond Portfolio, a series of The Prudential Series Fund, Inc.
5. Diversified Conservative Growth Portfolio, a series of The Prudential Series Fund, Inc.
6.   Dryden Ultra Short Bond Fund, a series of Prudential Short-Term Bond Fund,
     Inc.
7.   Equity Portfolio, a series of The Prudential Series Fund, Inc.
8.   Flexible Managed Portfolio, a series of The Prudential Series Fund, Inc.
9.   Florida Series, a series of Prudential Municipal Series Fund
10.  Global Portfolio, a series of The Prudential Series Fund, Inc.
11.  Government Income Portfolio, a series of The Prudential Series Fund, Inc.
12.  High Income Series, a series of Prudential Municipal Bond Fund
13.  High Yield Bond Portfolio, a series of The Prudential Series Fund, Inc.
14.  Insured Series, a series of Prudential Municipal Bond Fund
15.  Intermediate-Term Bond Portfolio, a series of The Target Portfolio Trust
16.  International Bond Portfolio, a series of The Target Portfolio Trust
17.  International Equity Portfolio, a series of The Target Portfolio Trust
18.  Large Capitalization Growth Portfolio, a series of The Target Portfolio
     Trust
19.  Large Capitalization Value Portfolio, a series of The Target Portfolio
     Trust
20.  Mortgage Backed Securities Portfolio, a series of The Target Portfolio
     Trust
21.  Natural Resources Portfolio, a series of The Prudential Series Fund, Inc.
22.  New Jersey Series, a series of Prudential Municipal Series Fund
23.  New York Series, a series of Prudential Municipal Series Fund
24. Nicholas-Applegate Growth Equity Fund, a series of Nicholas-Applegate Fund, Inc.
25.  Pennsylvania Series, a series of Prudential Municipal Series Fund
26. Prudential Active Balanced Fund, a series of The Prudential Investment Portfolios, Inc.
27.  Prudential Equity Fund, Inc.
28.  Prudential Europe Growth Fund. Inc.
29.  Prudential Financial Services Fund, a series of Prudential Sector
     Funds, Inc.
30.  Prudential Global Growth Fund, a series of Prudential World Fund, Inc.

                                                                      SCHEDULE I
                                                                          Page 2

31.  Prudential Global Total Return Fund, Inc.
32.  Prudential Government Income Fund, Inc.
33.  Prudential Health Sciences Fund, a series of Prudential Sector Funds, Inc.
34.  Prudential High Yield Fund, Inc.
35. Prudential International Value Fund (formerly Prudential International Stock Series), a series of Prudential World Fund, Inc.
36. Prudential Jennison Equity Opportunity Fund, a series of The Prudential Investment Portfolios, Inc.
37. Prudential Jennison Growth Fund, a series of The Prudential Investment Portfolios, Inc.
38. Prudential Jennison International Growth Fund, a series of Prudential World Fund, Inc.
39.  Prudential Jennison Portfolio, a series of The Prudential Series Fund, Inc.
40.  Prudential National Municipals Fund, Inc.
41.  Prudential Natural Resources Fund, Inc.
42.  Prudential Pacific Growth Fund, Inc.
43.  Prudential Real Estate Securities Fund
44. Prudential Short-Term Corporate Bond Fund, a series of Prudential Short-Term Bond Fund, Inc. (formerly Prudential Short-Term Corporate Bond Fund, Inc.)
45.  Prudential Small Company Fund, Inc.
46.  Prudential Stock Index Fund, a series of Prudential Index Series Fund
47.  Prudential Tax-Managed Equity Fund, a series of Prudential Tax-Managed
     Funds
48.  Prudential Tax-Managed Small Cap-Fund, Inc.
49.  Prudential Technology Fund, a series of Prudential Sector Funds, Inc.
50.  Prudential Total Return Bond Fund, Inc.
51.  Prudential 20/20 Focus Fund
52.  Prudential U.S. Emerging Growth Fund, Inc.
53.  Prudential Utility Fund, a series of Prudential Sector Funds, Inc.
54.  Prudential Value Fund
55.  Small Capitalization Growth Portfolio, a series of The Target Portfolio
     Trust
56. Small Capitalization Stock Portfolio, a series of The Prudential Series Fund, Inc.
57.  Small Capitalization Value Portfolio, a series of The Target Portfolio
     Trust
58. SP Aggressive Growth Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.
59. SP AIM Aggressive Growth Portfolio, a series of The Prudential Series Fund, Inc.
60. SP AIM Growth and Income Portfolio, a series of The Prudential Series Fund, Inc.

                                                                      SCHEDULE I
                                                                          Page 3

61. SP Alliance Large Cap Growth Portfolio, a series of The Prudential Series Fund, Inc.
62.  SP Alliance Technology Portfolio, a series of The Prudential Series Fund,
     Inc.
63. SP Balanced Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.
64. SP Conservative Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.
65.  SP Davis Value Portfolio, a series of The Prudential Series Fund, Inc.
66. SP Deutsche International Equity Portfolio, a series of The Prudential Series Fund, Inc.
67. SP Growth Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.
68. SP INVESCO Small Company Growth Portfolio, a series of The Prudential Series Fund, Inc.
69. SP Jennison International Growth Portfolio, a series of The Prudential Series Fund, Inc.
70.  SP Large Cap Value Portfolio, a series of The Prudential Series Fund Inc.
71. SP MFS Capital Opportunities Portfolio, a series of The Prudential Series Fund, Inc.
72.  SP MFS Mid Cap Growth Portfolio, a series of The Prudential Series Fund,
     Inc.
73.  SP PIMCO High Yield Portfolio, a series of The Prudential Series Fund, Inc.
74.  SP PIMCO Total Return Portfolio, a series of The Prudential Series Fund,
     Inc.
75. SP Prudential U.S. Emerging Growth Portfolio, a series of The Prudential Series Fund, Inc.
76.  SP Small/Mid-Cap Value Portfolio, a series of The Prudential Series Fund,
     Inc.
77. SP Strategic Partners Focused Growth Portfolio, a series of The Prudential Series Fund, Inc.
78.  Stock Index Portfolio, a series of The Prudential Series Fund, Inc.
79. Strategic Partners Conservative Growth Fund (formerly Prudential Conservative Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)
80. Strategic Partners Focused Growth Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)
81. Strategic Partners Focused Value Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)
82. Strategic Partners High Growth Fund (formerly Prudential High Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)
83.  Strategic Partners International Equity Fund (formerly International Equity
     Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)
84. Strategic Partners Large Capitalization Growth Fund (formerly Large Capitalization Growth Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)
85. Strategic Partners Large Capitalization Value Fund (formerly Large Capitalization Value Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

                                                                      SCHEDULE I
                                                                          Page 4

86. Strategic Partners Moderate Growth Fund (formerly Prudential Moderate Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)
87. Strategic Partners Mid-Cap Value Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)
88. Strategic Partners New Era Fund (formerly Strategic Partners New Era Growth Fund), a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)
89. Strategic Partners Small Capitalization Growth Fund (formerly Small Capitalization Growth Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)
90. Strategic Partners Small Capitalization Value Fund (formerly Small Capitalization Value Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)
91.  Strategic Partners Total Return Bond Fund (formerly Total Return Bond
     Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)
92.  Total Return Bond Portfolio, a series of The Target Portfolio Trust
93.  20/20 Focus Portfolio, a series of The Prudential Series Fund, Inc.
94. Value Portfolio (formerly Equity Income Portfolio), a series of The Prudential Series Fund, Inc.
95.  Zero Coupon Bond Portfolio 2005, a series of The Prudential Series Fund,
     Inc.

                                                                     SCHEDULE II

                                   COMMITMENTS

Name of Bank                                                         Commitment
------------                                                        ------------
BNP Paribas                                                         $100,000,000
Citibank, N.A.                                                      $ 50,000,000
Danske Bank A/S                                                     $125,000,000
Deutsche Bank AG New York and/or Cayman Islands Branches            $130,000,000
Fleet National Bank                                                 $ 50,000,000
JPMorgan Chase Bank                                                 $ 75,000,000
Mellon Bank N.A.                                                    $ 70,000,000
State Street Bank and Trust Company                                 $125,000,000
The Bank of New York                                                $ 75,000,000
--------------------------------------------------------------------------------
TOTAL                                                               $800,000,000